Filed pursuant to Rule 497(a)

Registration No. 333-181563

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING

New York, NY— August 17, 2012—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced its public offering of 22,500,000 shares of its common stock.  Ares Capital has granted the underwriters an option to purchase up to an additional 3,375,000 shares of common stock.   The offering is subject to customary closing conditions and is expected to close on August 22, 2012.  The offering of the shares is being made under Ares Capital’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.  On August 16, 2012, the last reported sales price of Ares Capital’s Common Stock on The NASDAQ Global Select Market under the symbol “ARCC” was $17.42 per share.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not applied for such purposes, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated August 16, 2012 and the accompanying prospectus dated August 16, 2012, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

BofA Merrill Lynch, Morgan Stanley and Wells Fargo Securities are acting as joint book-running managers for this offering.  Goldman, Sachs & Co., J.P. Morgan and UBS Investment Bank are acting as joint lead managers and RBC Capital Markets and Stifel Nicolaus Weisel are acting as co-managers for this offering.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Merrill Lynch, 222 Broadway, 7th Floor, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY, 10014, Attn: Prospectus Department, or e-mail prospectus@morganstanley.com; or Wells Fargo Securities, 375 Park Avenue, New York, NY 10152, Attn: Equity Syndicate Prospectus Department, or e-mail cmclientsupport@wellsfargo.com.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop financing solutions to U.S. middle market companies and private equity sponsors. The Company originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company, and is externally managed by a wholly owned subsidiary of Ares Management LLC. Ares Management is a global alternative asset manager and a SEC-registered investment adviser with approximately $54 billion of committed capital under management as of June 30, 2012.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl Drake
Ares Capital Corporation
404-814-5204